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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579



                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 16, 2000


                GREATAMERICA LEASING RECEIVABLES 2000-1, L.L.C.,
            (as issuer under the Indenture dated as of June 1, 2000,
              which issued Receivable-Backed Notes, Series 2000-1)


                     GREATAMERICA LEASING RECEIVABLES 2000-1
   ---------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


    Delaware                      333-34842                      42-1502818
---------------                  ------------               -------------------
(State of other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


     625 First Street SE, Suite 701
          Cedar Rapids, Iowa                                     52401
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (319) 365-8449


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ITEM 5.  OTHER EVENTS

         On June 16, 2000, (the "Closing Date"), a single series of Notes, entitled GreatAmerica Leasing Receivables 2000-1, L.L.C., Receivable-Backed Notes, 2000-1 were issued pursuant to an Indenture (the "Indenture") dated as of June 1, 2000, attached hereto as Exhibit 4.1, among GreatAmerica Leasing Receivables 2000-1, L.L.C. as the Issuer (the "Registrant") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). The Notes consist of seven classes identified as the "Class A-1 Notes", the "Class A-2 Notes", the "Class A-3 Notes", the "Class A-4 Notes", the "Class B Notes", the "Class C Notes", and the "Class D Notes" (collectively, the "Notes").

         The Class A-1, Class A-2, Class A-3, Class A-4 and Class B Notes were publicly offered, as described in a Prospectus, dated June 13, 2000, previously filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(4).

         The Notes are secured by certain assets (the "Conveyed Assets") consisting primarily of true leases and finance leases and the payments made in connection therewith on or after a specified cutoff date. The Registrant purchased the Conveyed Assets from GreatAmerica Leasing Corporation (the "Originator") pursuant to a Transfer and Servicing Agreement (the "Transfer and Servicing Agreement") dated as of June 1, 2000, attached hereto as Exhibit 4.2, among the Registrant, the Originator and the Indenture Trustee.

         In accordance with the Transfer and Servicing Agreement, the Registrant has caused to be filed with the Commission, attached hereto as Exhibit 99.1, the Monthly Report dated


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June 20, 2000. The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  4.1 The Indenture, dated as of June 1, 2000 by and among GreatAmerica Leasing Receivables 2000-1, L.L.C. as the Issuer and The Chase Manhattan Bank, as Indenture Trustee.

                  4.2 The Transfer and Servicing Agreement, dated as of June 1, 2000, by and among GreatAmerica Leasing Corporation, as Originator and as Servicer, GreatAmerica Leasing Receivables 2000-1, L.L.C., as Issuer, and The Chase Manhattan Bank as Indenture Trustee.

                  99.1     Monthly Report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              GREATAMERICA LEASING RECEIVABLES,
                                 2000-1, L.L.C.



Date:  June 30, 2000

                                    By: /s/ Stanley M. Herkelman
                                       -------------------------
                                    Name: Stanley M. Herkelman
                                    Title: Vice President


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                                  EXHIBIT INDEX



                  EXHIBIT                         DESCRIPTION

                    4.1 The Indenture, dated as of June 1, 2000 by and among GreatAmerica Leasing Receivables 2000-1, L.L.C. as the Issuer and The Chase Manhattan Bank, as Indenture Trustee.

                    4.2 The Transfer and Servicing Agreement, dated as of June 1, 2000 by and among GreatAmerica Leasing Corporation, as Originator and as Servicer, GreatAmerica Leasing Receivables 2000-1, L.L.C., as Issuer, and The Chase Manhattan Bank as Indenture Trustee.

                   99.1             Monthly Report.


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